EXHIBIT 10.9

         SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER


                                                                  August 1, 2002

Joseph Vitale, President
Synergx Systems Inc.
209 Lafayette Avenue
Syosset, NY 11791




Dear Mr.Vitale:

     This will acknowledge that pursuant to all regulatory approvals and documentation satisfactory to the parties hereto, the Undersigned ("Undersigned" or "Subscriber") hereby subscribes to purchase an aggregate of ONE HUNDRED SEVENTY THOUSAND (170,000) units (the "Units") of Synergx Systems Inc., a Delaware corporation (the "Corporation") at an aggregate purchase price of $238,000.00 ($1.40 per Unit); each Unit consists of one share (a "Share") of the Corporation's Common Stock, $.001 par value per share, and one (1) Common Stock purchase warrant each of which shall be exercisable for a period of twenty-four
(24) months at an exercise price of $1.40 ("Warrant") to purchase one Share (attached hereto as Exhibit A).

     Execution of this Subscription Agreement and Investment Letter (the "Subscription Agreement") shall constitute an offer by the Undersigned to purchase the number of Units set forth above on the terms specified herein.


1. Subscriber Representations and Warranties.

     Subscriber hereby acknowledges, represents and warrants to, and agrees with the Corporation as follows:

     (a) The Subscriber is acquiring the Units for his own account as principal for investment and not with a view to resale, distribution or fractionalization in whole or in part, and has no present agreement, understanding or arrangement to subdivide, sell, assign or otherwise dispose of all or any part of the Units and understands that there is no established market for the Units and it is anticipated that no public market for the Units will develop in the foreseeable future;

     (b) The Subscriber is not affiliated with the Corporation, Mirtronics Inc., Fred A. Litwin, the family of Fred A. Litwin, or any trust for the benefit of the family of Fred A. Litwin.

     (c) The Subscriber acknowledges his understanding that the offering and sale of the Units is intended to be exempt from registration under the Securities Act of 1933 (the "Securities Act") by virtue of Section 4(2) of the Securities Act or Regulation D adopted thereunder, and that the Units cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Subscriber also understands that sales or transfers of his Units are further restricted by the provisions of state securities laws;

     (d) The Subscriber: (i) by itself or together with its advisor, has such knowledge and experience in financial, business and tax matters that the Subscriber is capable of evaluating the merits of the prospective investment in the Corporation and making an investment decision with respect to the Corporation; and (ii) the Subscriber is able to bear the economic risk of this investment (i.e., it can afford a complete loss of the entire investment);

     (e) The Subscriber has adequate means of providing for its current needs and possible personal contingencies, has no need for liquidity of this investment and has no reason to anticipate any change in personal circumstances, financial or otherwise, which might cause or require any sale or distribution of the Units;

     (f) The Subscriber is familiar with the nature of the risks attending investments in securities and has determined that the investment in the Units is consistent with its investment objectives and income prospects;

     (g) The Subscriber's investment in the Corporation has not been solicited by means of general solicitation or general advertisement;

     (h) The Subscriber has been given the opportunity to ask questions of, and receive answers from, management or its representatives concerning the business of the Corporation and other matters pertaining to this investment, and has been given the opportunity to obtain any additional information which the Corporation possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information provided to it or contained in this Subscription Agreement;

     (i) Other than information, if any, given to the Subscriber as described in paragraph (h) above, no representations or warranties have been made or implied to the Undersigned by the Corporation or any other person in connection with this offering, or any officer, employee, agent, affiliate or subsidiary of any of them, other than the representations made by the Corporation as are set forth herein;

     (j) The Subscriber is not relying on the Corporation, or this Subscription Agreement with respect to individual tax and other economic considerations involved in this investment;

     (k) The certificate for Shares shall bear the following legend:

          "The Shares Represented By This Certificate Have Been Acquired For Investment And Have Not Been Registered Under The Securities Act Of 1933 Or Under Any State Securities Or Blue Sky Laws. The Shares May Not Be Sold Or Transferred In The Absence Of Such Registration Or An Exemption Therefrom Under Said Act And Laws."

     (l) The Subscriber acknowledges his understanding that neither the Units nor the Warrants shall be tradeable and therefore, no CUSIP number shall be obtained therefore; and

     (k) The foregoing representations, warranties and agreements shall survive the date of this Subscription Agreement.

2. Corporation Representations and Warranties. (a) Organization and Good Standing. The Corporation is a corporation duly organized and validly existing under the laws of the State of Delaware and has full power and authority to own its properties and to carry on its business as now conducted.

     (b) Capitalization. The Corporation's authorized capital stock ("Capital Stock") consists of 10,000,000 shares of common stock, $.001 par value per share, of which 1,704,425 shares are validly issued and outstanding. Except as detailed on Scheduled 2(b), attached hereto and made a part hereof, no other shares of capital stock of the Corporation are issued or outstanding. All shares of the Capital Stock are validly issued, fully paid and nonassessable, and there are no options, calls, warrants or other securities or rights outstanding which are convertible into, exercisable for or relate to the Capital Stock or any other shares of capital stock of the Corporation.

     (c) Validity of Securities. Upon the issuance of the Units pursuant to the terms of this Subscription Agreement: (i) the Units will be duly authorized, validly issued and fully paid, and Subscriber shall receive good and valid title to such securities free and clear of any pledges, security interests, liens, charges or encumbrance of any kind (other than the restrictions on transfer set forth in this Subscription Agreement or under applicable securities laws).

     (d) The foregoing representations, warranties and agreements shall survive the date of this Subscription Agreement.

3. Subscription Not Binding Until Accepted. This Subscription is not binding on the Corporation until it is accepted as evidenced by the signature of an officer of the Corporation. The Corporation will have the right to accept or reject this subscription in whole or in part for any reason whatsoever. In the event of rejection of this subscription, or in the event that, for any reason, no sale of Units is consummated, (in which case this subscription will be deemed to be rejected) the Corporation will promptly thereupon return or cause to be returned to the Subscriber by mail, a check in the amount paid by the subscriber in this offering, without interest thereon or deduction for expenses, and this Subscription Agreement shall thereafter have no further force or effect.

4. Piggyback Registration Rights. Whenever the Corporation shall determine to make application to register or qualify equity securities under the Securities Act and under the securities laws of any state, it will, upon each such determination, promptly give Subscriber written notice of its intention in that regard. If the registration or qualification of Shares is then possible under the then applicable law and regulations of the Securities and Exchange Commission or other governmental agency substituted therefor ("SEC"), or of any state, and if Subscriber shall, within 30 days after receipt of such notice, so request in writing, subject to the limitations contained herein, the Corporation will at the time of making such application, also register the Shares owned by Subscriber which were purchased hereunder and/or upon exercise of the Warrants (also "Restricted Shares") under the Securities Act and, register or qualify such Restricted Shares under such state laws (the "Piggyback Right"); provided that:

     (a) Subscriber shall only have the right to include Restricted Shares in a registration by the Corporation one time;

     (b) if the offering is to be through prospective underwriters selected by the Corporation, registration of the Restricted Shares shall be on the terms and subject to the conditions of an underwriting agreement negotiated with such prospective underwriters, and on the condition that the Subscriber shall pay its proportionate share of any costs and expenses, including any underwriting discounts or commissions; or

     (c) if equity securities are to be offered on behalf of the Corporation, the Subscriber shall agree with the Corporation not to offer the Restricted Shares covered by such registration for a period not exceeding 90 days following the effective date of the Registration Statement; or

     (d) if, in connection with an offering by the Subscriber, in the opinion of the prospective managing underwriter it is necessary to decrease the number of Restricted Shares included in the Registration Statement pursuant to registration rights under this Section 4, the Subscriber will have the number of Restricted Shares registered on its behalf reduced in proportion to the reduction in the number of shares registered on behalf of the Corporation.

5. Indemnification by Requesting Stockholder. In the event of any registration of any Restricted Shares pursuant to Section 4 hereof, Subscriber will indemnify and hold harmless the Corporation, and each other person, if any, who controls the Corporation within the meaning of Section 15 of the Securities Act, and any underwriter of such Restricted Shares, against any losses, claims, damages or liabilities, joint or several, to which the Corporation, or such controlling person or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such Restricted Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Corporation, each controlling person and underwriter for any legal or any other expenses reasonably incurred by the Corporation, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Subscriber will be liable in any such case only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Corporation by the Subscriber specifically for use in the preparation thereof; and further provided, that the Subscriber shall not be required to indemnify the Corporation, controlling person or underwriter for any payment made to any claimant in settlement of any suit or claim unless such payment shall have been approved in writing by the Subscriber liable for indemnity.

6. Indemnity. The Subscriber agrees to indemnify and hold harmless the Corporation, its officers and directors or any other persons participating in the sale of Units against any and all loss, liability, claim, damage and expenses whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against litigation commenced or threatened or any claim whatsoever) arising out of or based upon any breach of or failure by the Subscriber to comply with any representation, warranty, covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

7. Modification. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

8. Revocability. Except as may be required by law in certain jurisdictions, this Subscription Agreement is irrevocable and when signed, may not be withdrawn or revoked by the Subscriber in whole or in part without the consent of the Corporation.

9. Notices. All notices, consents, requests, demands, offers, reports and other communications required or permitted to be given pursuant to this Subscription Agreement shall be in writing and shall be considered properly given or made when personally delivered to the party entitled thereto, or when sent by United States mail in a sealed envelope, with postage prepaid, addressed, if to the Corporation, to the address given above, and if to the Subscriber, to the address set forth opposite the Subscriber's signature on the counterpart of this Subscription Agreement that he originally executed and delivered to the Corporation. The Corporation may change its address by giving notice to all Shareholders.

10. Counterparts. This Agreement may be executed in multiple counterpart copies, each of which shall be considered an original and all of which constitute one and the same instrument binding on all the parties, notwithstanding that all parties are not signatures to the same counterpart.

11. Successors and Assigns. This Subscription Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, trustees, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, trustees, legal representatives and assigns.

12. Transferability. The Undersigned will not transfer or assign this Subscription Agreement, or any interest of the Undersigned herein, and the assignment and transferability of the Units acquired pursuant hereto shall be made only in accordance with the provisions of this Subscription Agreement, the Act and Regulations thereunder and applicable state securities laws.

13. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.



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                           SUBSCRIPTION SIGNATURE PAGE

     IN  WITNESS  WHEREOF,   the  Undersigned  has  executed  this  Subscription
Agreement this ____ day of August, 2002.

NUMBER OF UNITS
SUBSCRIBED                          170,000              Check herewith $238,000



SUBSCRIBER:
INVESTORS MONEY MANAGEMENT CORPORATION




By:       _____________________________


This Subscription Agreement Accepted this 30th day of September, 2002.

SYNERGX SYSTEMS INC.



By:      ____________________________________
         Joseph Vitale, President